UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2011

WESTMOUNTAIN INDEX ADVISOR, INC.

(Exact Name of Small Business Issuer as specified in its charter)

Colorado	000- 53028	26-1315498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2186 S. Holly St., Suite 104, Denver, CO 80222

(Address of principal executive offices including zip code)

(303) 800-0678

(Registrant's telephone number, including area code)

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Cordovano and Honeck LLP

On April 15, 2011, WestMountain Index Advisor, Inc. (the “Company”) dismissed Cordovano and Honeck LLP (“Honeck”) as its independent registered public accounting firm. The decision to change accountants was approved by the Company’s Board of Directors.

The Honeck reports on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Honeck on the Company’s financial statements for fiscal years 2009 and 2010 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2009 and 2010 and through April 15, 2011, (i) there were no disagreements with Honeck on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Honeck’s satisfaction, would have caused Honeck to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K other than: At December 31, 2009, and during the interim periods of 2009 and 2010, the Company reported no material weakness in internal control over financial reporting.

The Company has provided Honeck with a copy of the foregoing disclosures and requested that Honeck furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of PMB Helin Donovan LLP

On April 15, 2011, the Company, upon the Board of Director’s approval, engaged the services of PMB Helin Donovan LLP (“PMB”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements as of December 31, 2011 and for the year then ended. PMB will also perform a review of the unaudited consolidated quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, which review will include financial quarters beginning with the quarter ending March 31, 2011.

During each of the Company’s two most recent fiscal years and through the date of this report, (a) the Company has not engaged PMB as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) the Company or someone on its behalf did not consult PMB with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description

16.1	Letter from Cordovano and Honeck LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: WestMountain Index Advisor, Inc.

By:	/s/ Mark Scott
Mark Scott, CFO

April 18, 2011

Item 9.01 Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description

16.1	Letter from Cordovano and Honeck LLP.